UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2009

PSB Holdings, Inc.
(Exact name of registrant as specified in its charter)

Federal	0-50970	42-1597948
(State or other	(Commission File Number)	(I.R.S. Employer Identification No.)
jurisdiction of incorporation)

40 Main Street, Putnam, Connecticut	06260
(Address of principal executive offices)	(Zip Code)

                              (860) 928-6501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 22, 2009, PSB Holdings, Inc. (the “Company”) issued a press release regarding its results of operations and financial condition at and for the quarter ended December 31, 2008. The text of the press release and a related financial supplement is included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be “furnished” under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses at and for the period ended December 31, 2008, as part of its Form 10-Q covering that period.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits: The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release text and financial supplement of PSB Holdings, Inc. dated January 22, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

Dated: January 23, 2009	By: /s/ Robert J. Halloran, Jr.
Robert J. Halloran, Jr.
President and Chief Financial Officer